Exhibit 10.11


                                                                EXECUTION COPY



                              SECOND PRIORITY INDEMNITY, SUBROGATION and
                        CONTRIBUTION AGREEMENT dated as of JUNE 12, 2000, among RITE AID CORPORATION, a Delaware corporation (the "Borrower"), each Subsidiary of the Borrower listed on Schedule I hereto (the "Subsidiary Guarantors") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as collateral trustee (in such capacity, the "Second Priority Collateral Trustee") for the holders from time to time of the Second Priority Debt Obligations.


      Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Definitions Annex annexed hereto and by this reference incorporated herein.

      The Second Priority Debt Parties have extended credit to the Borrower or one or more of its Subsidiaries pursuant to the Second Priority Debt Documents. Each of the Subsidiary Guarantors is a wholly owned Subsidiary of the Borrower and acknowledges that it has and will continue to derive substantial benefit from the credit so extended under the Second Priority Debt Documents. It is a condition precedent, among other conditions, to the effectiveness of pending amendments to and extensions of the Second Priority Debt Documents that the Subsidiary Guarantors execute and deliver an agreement in the form hereof.

      Accordingly, the Borrower, each Subsidiary Guarantor and the Second Priority Collateral Trustee agree as follows:

      SECTION 1. INDEMNITY AND SUBROGATION. In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Subsidiary Guarantor under the Second Priority Subsidiary Guarantee Agreement, the Borrower shall indemnify such Subsidiary Guarantor for the full amount of such payment and such Subsidiary Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and
(b) in the event and to the extent any assets of any Subsidiary Guarantor shall be sold pursuant to any Second Priority Collateral Document to satisfy a claim of any Second Priority Debt Party, the Borrower shall indemnify such Subsidiary Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

      SECTION 2. CONTRIBUTION AND SUBROGATION. Each Subsidiary Guarantor (a "Contributing Subsidiary Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Subsidiary Guarantor under the Second Priority Subsidiary Guarantee Agreement or assets of any other Subsidiary Guarantor shall be sold pursuant to any Second Priority Collateral Document to satisfy a claim of any Second Priority Debt Party and such other Subsidiary Guarantor (the "Claiming Subsidiary Guarantor") shall not have been fully indemnified by the Borrower as provided in
Section 1, the Contributing Subsidiary Guarantor shall indemnify the Claiming Subsidiary Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Subsidiary Guarantor on May 27, 2000 (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 12 after such date, the date of the Supplement hereto executed and delivery by such Subsidiary Guarantor) and the denominator shall be the aggregate net worth of all the Subsidiary Guarantors on May 27, 2000 (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 12 after such date, the date of the Supplement hereto executed and delivered by such Subsidiary Guarantor). Any Contributing Subsidiary Guarantor making any payment to a Claiming Subsidiary Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Subsidiary Guarantor under Section 1 to the extent of such payment.

      SECTION 3. SUBORDINATION. Notwithstanding any provision of this Agreement to the contrary, all rights of the Subsidiary Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Second Priority Debt Obligations. No failure on the part of the Borrower or any Subsidiary Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Subsidiary Guarantor with respect to its obligations hereunder, and each Subsidiary Guarantor shall remain liable for the full amount of the obligations of such Subsidiary Guarantor hereunder.

      SECTION 4. TERMINATION. This Agreement shall survive and be in full force and effect (a) so long as any Second Priority Debt Obligation is outstanding and has not been indefeasibly paid in full in cash and (b) if at any time payment, or any part thereof, of any Second Priority Debt Obligation is rescinded or must otherwise be restored by any Second Priority Debt Party or any Subsidiary Guarantor upon the bankruptcy or reorganization of the Borrower, any Subsidiary Guarantor or otherwise.

      SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 6. NO WAIVER; AMENDMENT. (a) No failure on the part of the Second Priority Collateral Trustee or any Subsidiary Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Second Priority Collateral Trustee or any Subsidiary Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Second Priority Collateral Trustee and the Subsidiary Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

      (b) None of the provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Subsidiary Guarantor affected thereby and by the Second Priority Collateral Trustee with the prior written consent of the Second Priority Instructing Group, provided that (i) any provision of this Agreement may be waived by the Second Priority Instructing Group pursuant to a letter or agreement executed by the Second Priority Collateral Trustee or by telecopy transmission from the Second Priority Collateral Trustee, in either case with the prior written consent of the Second Priority Instructing Group and
(ii) any amendment, waiver, supplement or other modification which by its terms adversely affects the Second Priority Debt Parties under a particular Second Priority Facility in a manner different from its effect on the other Second Priority Facilities shall only be effective with the consent of the Second Priority Representative for each Second Priority Facility so adversely affected.

      SECTION 7. NOTICES. All communications and notices hereunder shall be in writing and given as provided in the Second Priority Subsidiary Guarantee Agreement and addressed as specified therein.

      SECTION 8. BINDING AGREEMENT; ASSIGNMENTS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

Neither the Borrower nor any Subsidiary Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Second Priority Instructing Group. Notwithstanding the foregoing, at the time any Subsidiary Guarantor is released from its obligations under the Second Priority Subsidiary Guarantee Agreement in accordance with such Second Priority Subsidiary Guarantee Agreement and the Second Priority Debt Documents, such Subsidiary Guarantor will cease to have any rights or obligations under this Agreement.

      SECTION 9. SURVIVAL OF AGREEMENT; SEVERABILITY. (a) All covenants, agreements, representations and warranties made by the Borrower and each other Obligor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or any other Second Priority Debt Document shall be considered to have been relied upon by the Second Priority Collateral Trustee, other Second Priority Debt Parties and each Subsidiary Guarantor and shall survive the effectiveness of the Second Priority Debt Documents and shall continue in full force and effect as long as the principal of or any accrued interest on any loans under any Second Priority Debt Document or any other fee or amount payable under this Agreement or under any of the other Second Priority Debt Document remain outstanding and unpaid.

      (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 10. COUNTERPARTS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Subsidiary Guarantor when a counterpart bearing the signature of such Subsidiary Guarantor shall have been delivered to the Second Priority Collateral Trustee. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

      SECTION 11. RULES OF INTERPRETATION. References in this Agreement to "Articles", "Sections", "Schedules" or Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. Any defined terms may, unless the context otherwise requires, be used in the singular or plural depending on the reference. "Include" or "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and assigns of such Person. References "from" or "through" any date mean, unless otherwise specified, "from and including" or "through and including", respectively.

      SECTION 12. ADDITIONAL SUBSIDIARY GUARANTORS. Pursuant to the Second Priority Debt Documents, each Domestic Subsidiary of the Borrower that was not in existence on the date of the Second Priority Debt Documents is required to enter into the Second Priority Subsidiary Guarantee Agreement as a Subsidiary Guarantor upon becoming a Domestic Subsidiary. Upon execution and delivery, after the date hereof, by the Second Priority Collateral Trustee and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor hereunder. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

                                    EACH OF THE SUBSIDIARIES
                                      LISTED ON SCHEDULE I
                                      HERETO, as a Subsidiary Guarantor


                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    WILMINGTON TRUST COMPANY,
                                        as Second Priority Collateral Trustee


                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    RITE AID CORPORATION,
                                        as Borrower


                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    THRIFTY PAYLESS, INC.,
                                        as a Subsidiary Guarantor


                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:



                                    PCS HEALTH SYSTEMS, INC.,
                                        as a Subsidiary Guarantor


                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:




                                                                     Schedule I
                                  to the Second Priority Indemnity, Subrogation
                                                     and Contribution Agreement





                           Subsidiary Guarantors
                           ---------------------





                                                                     Annex 1 to
                                 the Second Priority Indemnity, Subrogation and
                                                         Contribution Agreement


                        SUPPLEMENT NO. [ ] dated as of [ ], to the Second
                  Priority Indemnity, Subrogation and Contribution Agreement dated as of June 12, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "Second Priority Indemnity, Subrogation and Contribution Agreement"), among RITE AID CORPORATION, a Delaware corporation (the "Borrower"), each Subsidiary of the Borrower listed on Schedule I thereto (the "Subsidiary Guarantors"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as collateral trustee (the "Second Priority Collateral Trustee") for the holders from time to time of the Second Priority Debt Obligations.


      A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in or by reference to the Second Priority Indemnity, Subrogation and Contribution Agreement.

      B. The Borrower and the Subsidiary Guarantors have entered into the Second Priority Indemnity, Subrogation and Contribution Agreement as a condition precedent to the effectiveness of the Second Priority Debt Documents. Pursuant to the Second Priority Debt Documents, each Domestic Subsidiary of the Borrower that was not in existence on the date of the Second Priority Debt Documents is required to enter into the Second Priority Subsidiary Guarantee Agreement as a Subsidiary Guarantor upon becoming a Domestic Subsidiary. Section 12 of the Second Priority Indemnity, Subrogation and Contribution Agreement provides that additional Domestic Subsidiaries of the Borrower may become Subsidiary Guarantors under the Second Priority Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Second Priority Debt Documents to become a Subsidiary Guarantor under the Second Priority Indemnity, Subrogation and Contribution Agreement.

      Accordingly, the Second Priority Collateral Trustee and the New Subsidiary Guarantor agree as follows:

      SECTION 1. In accordance with Section 12 of the Second Priority Indemnity, Subrogation and Contribution Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Second Priority Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby agrees to all the terms and provisions of the Second Priority Indemnity, Subrogation and Contribution Agreement applicable to it as a Subsidiary Guarantor thereunder. Each reference to a "Subsidiary Guarantor" in the Second Priority Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Subsidiary Guarantor. The Second Priority Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

      SECTION 2. The New Subsidiary Guarantor represents and warrants to the Second Priority Collateral Trustee and the other Second Priority Debt Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

      SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Second Priority Collateral Trustee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Second Priority Collateral Trustee. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

      SECTION 4. Except as expressly supplemented hereby, the Second Priority Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

      SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Second Priority Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Second Priority
Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature.

      SECTION 8. The New Subsidiary Guarantor agrees to reimburse the Second Priority Collateral Trustee for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Second Priority Collateral Trustee.


      IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Second Priority Collateral Trustee have duly executed this Supplement to the Second Priority Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

                                    [NAME OF NEW SUBSIDIARY
                                    GUARANTOR],

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:

                                    WILMINGTON TRUST
                                    COMPANY, as Second Priority
                                    Collateral Trustee,

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:

                                    RITE AID CORPORATION, as
                                    Borrower

                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:



                                                                     Schedule I
                          to Supplement No.___ to the Second Priority Indemnity
                                         Subrogation and Contribution Agreement


                           Subsidiary Guarantors
                           ---------------------